SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2003

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name of Former Address, if Changed Since Last Report

Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition

On April 30, 2003, Murphy Oil Corporation released information regarding its results of operations for the quarter ended March 31, 2003. This Form 8-K is being furnished to report information pursuant to Item 9, Regulation FD Disclosure and Item 12, Results of Operations and Financial Condition. The full text of the press release is attached to this report as Exhibit 99.1.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MURPHY OIL CORPORATION

/s/ John W. Eckart
Name:	John W. Eckart
Title:	Controller

Date: April 30, 2003